GMAC2003C1 - PRICE/YIELD - A1

Balance                 $214,780,000.00     Delay                9                    WAC                5.905250735
Coupon                  3.4282              Dated                5/1/2003             NET                5.829424
Settle                  5/29/2003           First Payment        6/10/2003            WAM                113

Price                   0 CPY               25 CPY               50 CPY              75 CPY              100 CPY
                                      Yield                Yield               Yield               Yield               Yield
                        -----------------------------------------------------------------------------------------------------
                99.8750               3.461                3.461               3.461               3.461               3.461
               100.0000               3.436                3.436               3.436               3.436               3.436
               100.1250               3.411                3.411               3.411               3.411               3.410
               100.2500               3.386                3.386               3.386               3.386               3.385
               100.3750               3.361                3.361               3.361               3.361               3.360
               100.5000               3.337                3.336               3.336               3.336               3.335
               100.6250               3.312                3.312               3.312               3.312               3.310
               100.7500               3.287                3.287               3.287               3.287               3.285
               100.8750               3.263                3.262               3.262               3.262               3.260
               101.0000               3.238                3.238               3.238               3.238               3.236
               101.1250               3.213                3.213               3.213               3.213               3.211
                        -----------------------------------------------------------------------------------------------------

                    WAL                5.70                 5.70                5.69                5.69                5.63
               Mod Durn                5.02                 5.02                5.01                5.01                4.97
       Principal Window       06/03 - 05/12        06/03 - 05/12       06/03 - 05/12       06/03 - 05/12       06/03 - 05/12
     Principal # Months                 108                  108                 108                 108                 108

Curves as of close 5/14/2003
                  Swaps Mat    3MO    6MO    1YR    2YR    3YR    4YR    5YR    6YR
                        Yld 1.2900 1.2519 1.2812 1.5837 2.0190 2.4318 2.7884 3.0857

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GMAC2003C1 - PRICE/YIELD - A2

Balance                 $392,556,000.00     Delay               9                    WAC                5.905250735
Coupon                  4.1875              Dated               5/1/2003             NET                5.829424
Settle                  5/29/2003           First Payment       6/10/2003            WAM                113

Price                   0 CPY               25 CPY              50 CPY              75 CPY              100 CPY
                                      Yield               Yield               Yield               Yield               Yield
                        ----------------------------------------------------------------------------------------------------
                99.8750               4.227               4.227               4.227               4.227               4.227
               100.0000               4.211               4.211               4.211               4.211               4.210
               100.1250               4.195               4.195               4.195               4.194               4.194
               100.2500               4.179               4.179               4.178               4.178               4.178
               100.3750               4.163               4.163               4.162               4.162               4.161
               100.5000               4.147               4.146               4.146               4.146               4.145
               100.6250               4.131               4.130               4.130               4.130               4.129
               100.7500               4.115               4.115               4.114               4.114               4.112
               100.8750               4.099               4.099               4.098               4.098               4.096
               101.0000               4.083               4.083               4.082               4.082               4.080
               101.1250               4.067               4.067               4.066               4.066               4.064
                        ----------------------------------------------------------------------------------------------------

                    WAL                9.61                9.60                9.57                9.54                9.36
               Mod Durn                7.76                7.75                7.73                7.71                7.59
       Principal Window       05/12 - 04/13       05/12 - 04/13       05/12 - 04/13       05/12 - 04/13       05/12 - 01/13
     Principal # Months                  12                  12                  12                  12                   9

Curves as of close 5/14/2003
                  Swaps Mat    3MO    6MO    1YR    2YR    3YR    4YR    5YR    6YR
                        Yld 1.2900 1.2519 1.2812 1.5837 2.0190 2.4318 2.7884 3.0857

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.